Registration No. 33-12
File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

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Supplement Dated February 3, 2005
To
Prospectus Dated February 1, 2004

Proposed Reorganizations of North Track Government and Tax-Exempt Funds

        On January 28, 2005, the Board of Directors of North Track Funds, Inc. unanimously approved and adopted an Agreement and Plan of Reorganization (the “Agreement”) for each of the North Track Government Fund (the “Government Fund”) and the North Track Tax-Exempt Fund (the “Tax-Exempt Fund”), as being in the best interests of the shareholders of such funds.

        Under the Agreements, all of the assets (less any cash sufficient to satisfy liabilities) of the Government and Tax-Exempt Funds would be transferred to Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc., respectively. Immediately following the transfer of its assets, each of the Government and Tax-Exempt Funds would liquidate and its shareholders would become shareholders of the corresponding Federated fund, receiving Class A shares of the corresponding Federated fund with an aggregate net asset value equal to the Government or Tax-Exempt Fund net assets (as the case may be) so transferred. The value of each Government or Tax-Exempt Fund shareholder’s account in the corresponding Federated fund immediately after the transaction would be the same as the value of that shareholder’s account in the Government or Tax-Exempt Fund immediately before the transaction.

        Federated Government Income Securities, Inc. (the “Federated Government Fund” and Federated Municipal Securities Fund, Inc. (the “Federated Municipal Fund”) are managed by Federated Investment Management Company and distributed by Federated Securities Corp., which are affiliates of Federated Investors, Inc. Federated Investors managed 133 mutual funds and had $179 billion of assets under management as of December 31, 2004. The Federated Government Fund seeks current income by investing primarily in U.S. Government securities, including mortgage-backed securities, and at December 31, 2004 had total net assets of approximately $750 million. The Federated Municipal Fund seeks a high level of current income that is exempt from regular federal income tax by investing primarily in long-term, investment-grade, tax-exempt securities, and at December 31, 2004 had total net assets of approximately $490 million.

        Each transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes so that the shareholders would not recognize any gain or loss as a result of the exchange of their Government or Tax-Exempt Fund shares for shares of the corresponding Federated fund.

        Completion of the transaction is subject to normal and customary conditions. Each Agreement requires the approval of the shareholders of the Government or Tax-Exempt Fund (as the case may be) before it can be implemented. Details of the transaction and other information will be set forth in a proxy statement/prospectus to be mailed to the Government and Tax-Exempt Fund shareholders in March 2005 in anticipation of a special meeting of shareholders currently scheduled for late-April 2005. If approved, each transaction is expected to occur promptly after shareholder approval.